Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Contacts:
Satya Kumar, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com
Lam Research Corporation Reports Financial Results for the Quarter Ended December 25, 2016
FREMONT, Calif., January 25, 2017 - Lam Research Corp. (Nasdaq: LRCX) today announced financial results for the quarter ended December 25, 2016 (the "December 2016 quarter").
Highlights for the December 2016 quarter were as follows:

•	Shipments of $1.92 billion and revenue of $1.88 billion.

•	GAAP gross margin of 45.0%, GAAP operating margin of 23.4%, and GAAP diluted EPS of $1.81.

•	Non-GAAP gross margin of 46.4%, non-GAAP operating margin of 26.0%, and non-GAAP diluted EPS of $2.24.
Key Financial Data for the Quarters Ended
December 25, 2016 and September 25, 2016
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2016	September 2016	Change Q/Q
Shipments	$1,922,549	$1,708,483	+ 13%
Revenue	$1,882,299	$1,632,419	+ 15%
Gross margin as percentage of revenue	45.0%	43.9%	+ 110 bps
Operating margin as percentage of revenue	23.4%	19.4%	+ 400 bps
Diluted EPS	$1.81	$1.47	+ 23%

Non-GAAP
	December 2016	September 2016	Change Q/Q
Shipments	$1,922,549	$1,708,483	+ 13%
Revenue	$1,882,299	$1,632,419	+ 15%
Gross margin as percentage of revenue	46.4%	45.2%	+ 120 bps
Operating margin as percentage of revenue	26.0%	22.4%	+ 360 bps
Diluted EPS	$2.24	$1.81	+ 24%
U.S. GAAP Financial Results
For the December 2016 quarter, revenue was $1,882 million, gross margin was $847 million, or 45.0% of revenue, operating expenses were $407 million, operating margin was 23.4% of revenue, and net income was $333 million, or $1.81 per diluted share on a GAAP basis. This compares to revenue of $1,632 million, gross margin of $716 million, or 43.9% of revenue, operating expenses of $400 million, operating margin of 19.4% of revenue, and net income of $264 million, or $1.47 per diluted share, for the quarter ended September 25, 2016 (the “September 2016 quarter”).
Non-GAAP Financial Results
For the December 2016 quarter, non-GAAP gross margin was $874 million or 46.4% of revenue, non-GAAP operating expenses were $384 million, non-GAAP operating margin was 26.0% of revenue, and non-GAAP net income was $405 million, or $2.24 per diluted share. This compares to non-GAAP gross margin of $737 million or 45.2% of revenue, non-GAAP operating expenses of $372 million, non-GAAP operating margin of 22.4% of revenue, and non-GAAP net income of $322 million, or $1.81 per diluted share for the September 2016 quarter.
“Lam delivered another record for shipments, revenue, and net income in December, concluding a fifth consecutive year of revenue growth and outperformance when compared against the overall wafer fab equipment industry,” said Martin Anstice, Lam Research’s President and Chief Executive Officer. “Lam’s results occur through the hard work and commitment of our employees worldwide and the increasing strategic relevance and partnership established with our customers. Looking ahead to 2017, the combination of healthy end-demand in established business segments and new application drivers are setting the course for another year of industry growth and outperformance for Lam. We are inspired by the opportunity to deliver innovation to a transforming technology industry and semiconductor ecosystem."
 ~more~

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $6.1 billion at the end of the December 2016 quarter compared to $7.5 billion at the end of the September 2016 quarter. This decrease was primarily the result of approximately $1.6 billion of cash payments for the settlement of debt, combined with approximately $37 million of capital expenditures; and approximately $48 million of dividends paid to stockholders, offset by $404 million in cash flows from operating activities during the December 2016 quarter.

Deferred revenue at the end of the December 2016 quarter decreased to $673 million as compared to $704 million at the end of the September 2016 quarter. Deferred profit at the end of the December 2016 quarter decreased to $408 million as compared to $418 million at the end of the September 2016 quarter. Lam’s deferred revenue balance does not include shipments to Japanese customers, to whom title does not transfer until customer acceptance. Shipments to Japanese customers are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to Japanese customers was approximately $129 million as of December 25, 2016 and $65 million as of September 25, 2016.
Geographic Distribution
The geographic distribution of shipments and revenue during the December 2016 quarter is shown in the following table:

Region	Shipments	Revenue
Taiwan	37%	37%
Korea	25%	26%
China	8%	10%
Japan	12%	8%
United States	8%	7%
Europe	6%	7%
Southeast Asia	4%	5%
Outlook
For the March 2017 quarter, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Shipments	$2.350 Billion	+/-	$75 Million	—		$2.350 Billion	+/-	$75 Million
Revenue	$2.125 Billion	+/-	$75 Million	—		$2.125 Billion	+/-	$75 Million
Gross margin	44.5%	+/-	1%	$21	Million	45.5%	+/-	1%
Operating margin	23.8%	+/-	1%	$37	Million	25.5%	+/-	1%
Net income per diluted share	$2.31	+/-	$0.10	$37	Million	$2.55	+/-	$0.10
Diluted share count	183 Million			3	Million	180 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release, and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, balance sheet valuation adjustments, financing arrangements, other investments, or other significant transactions that may be completed or determined after the date of this release. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin - amortization related to intangible assets acquired in the Novellus transaction, $21 million.

•	Operating margin - amortization related to intangible assets acquired in the Novellus transaction, $37 million.

•
Earnings per share - amortization related to intangible assets acquired in the Novellus transaction, $37 million; amortization of note discounts, $6 million; and associated tax benefit for non-GAAP items ($6) million; totaling $37 million.

•	Diluted share count - impact of a note hedge issued contemporaneously with the convertible notes due 2018, 3 million shares.
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Lam Announces Financial Results for the December 2016 Quarter
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2016 and September 2016 quarters exclude amortization related to intangible assets acquired in the Novellus transaction, costs associated with campus consolidation, the amortization of note discounts, KLA-Tencor acquisition funding net interest expense and tax benefit of non-GAAP items. Additionally, the December 2016 quarter non-GAAP results exclude costs related to the early termination of the KLA-Tencor acquisition funding, product rationalization charges and litigation settlement and the September 2016 quarter non-GAAP results exclude KLA-Tencor acquisition-related charges.
Management uses non-GAAP gross margin, operating expense, operating income, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com .
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to; the estimated future revenue from shipments to Japanese customers; our revenue and industry growth and performance outlooks and their drivers: our ability to transform atomic-scale engineering and enable our customers to shape the future of technology; the legal and business factors that may affect our future tax rate; and our guidance for shipments, revenue, gross margin, operating margin, net income or earnings per diluted share, and diluted share count. Some factors that may affect these forward-looking statements include: business conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; and the actions of our customers and competitors may be inconsistent with our expectations, as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 26, 2016 and our quarterly report on Form 10-Q for the period ended September 25, 2016. These uncertainties and changes could materially affect the forward looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corp. (Nasdaq: LRCX) is a trusted global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's broad portfolio of market-leading deposition, etch, and clean solutions helps customers achieve success on the wafer by enabling device features that are 1,000 times smaller than a grain of sand, resulting in smaller, faster, more powerful, and more power-efficient chips. Through collaboration, continuous innovation, and delivering on commitments, Lam is transforming atomic-scale engineering and enabling its customers to shape the future of technology. Based in Fremont, Calif., Lam Research is a Nasdaq-100 Index® and S&P 500® company whose common stock trades on the Nasdaq Global Select MarketSM under the symbol LRCX. For more information, please visit http://www.lamresearch.com. (LRCX-F).

Consolidated Financial Tables Follow.
 ###

Lam Announces Financial Results for the December 2016 Quarter

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 25, 2016	September 25, 2016	December 27, 2015	December 25, 2016	December 27, 2015
Revenue	$1,882,299	$1,632,419	$1,425,534	$3,514,718	$3,025,577
Cost of goods sold	1,035,502	916,222	799,024	1,951,724	1,676,704
Gross margin	846,797	716,197	626,510	1,562,994	1,348,873
Gross margin as a percent of revenue	45.0%	43.9%	43.9%	44.5%	44.6%
Research and development	246,804	235,240	220,754	482,044	454,963
Selling, general and administrative	160,165	165,010	166,922	325,175	319,648
Total operating expenses	406,969	400,250	387,676	807,219	774,611
Operating income	439,828	315,947	238,834	755,775	574,262
Operating income as a percent of revenue	23.4%	19.4%	16.8%	21.5%	19.0%
Other expense, net	(55,023)	(23,154)	(29,935)	(78,177)	(57,056)
Income before income taxes	384,805	292,793	208,899	677,598	517,206
Income tax (expense) benefit	(52,014)	(28,958)	14,081	(80,972)	(5,547)
Net income	$332,791	$263,835	$222,980	$596,626	$511,659
Net income per share:
Basic	$2.05	$1.64	$1.41	$3.69	$3.23
Diluted	$1.81	$1.47	$1.28	$3.28	$2.94
Number of shares used in per share calculations:
Basic	162,659	160,607	158,424	161,633	158,388
Diluted	183,543	180,017	174,242	181,780	174,308
Cash dividend declared per common share	$0.45	$0.30	$0.30	$0.75	$0.60

Lam Announces Financial Results for the December 2016 Quarter

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 25, 2016	September 25, 2016	June 26, 2016
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$2,503,960	$5,861,701	$5,039,322
Investments	3,329,425	1,352,775	1,788,612
Accounts receivable, net	1,426,307	1,290,317	1,262,145
Inventories	1,018,891	931,581	971,911
Other current assets	225,291	162,628	151,160	(3)
Total current assets	8,503,874	9,599,002	9,213,150
Property and equipment, net	672,553	649,587	639,608
Restricted cash and investments	255,175	255,640	250,421
Goodwill and intangible assets	1,873,581	1,912,431	1,951,197
Other assets	215,876	219,702	209,939	(3)
Total assets	$11,521,059	$12,636,362	$12,264,315
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of convertible notes and capital leases	$957,895	$952,999	$947,733	(3)
Other current liabilities	1,700,123	1,533,253	1,470,308
Total current liabilities	2,658,018	2,486,252	2,418,041
Long-term debt and capital leases	1,768,713	3,378,179	3,378,129	(3)
Income taxes payable	238,968	241,671	231,514
Other long-term liabilities	262,351	142,910	134,562
Total liabilities	4,928,050	6,249,012	6,162,246
Temporary equity, convertible notes	197,313	202,467	207,552
Stockholders’ equity (2)	6,395,696	6,184,883	5,894,517
Total liabilities and stockholders’ equity	$11,521,059	$12,636,362	$12,264,315

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 162,357 as of December 25, 2016, 161,706 as of September 25, 2016, and 160,201 as of June 26, 2016.
(3)
Adjusted for effects of retrospective implementation of ASU 2015-3, regarding the simplification of the presentation of bond issuance costs, which requires that bond issuance costs related to a recognized liability be presented on the balance sheet as a direct reduction from the carrying amount of that debt liability, consistent with debt discounts.

Lam Announces Financial Results for the December 2016 Quarter

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 25, 2016	September 25, 2016	December 27, 2015	December 25, 2016	December 27, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$332,791	$263,835	$222,980	$596,626	$511,659
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	77,065	74,562	71,798	151,627	142,388
Deferred income taxes	34,615	7,633	8,176	42,248	2,613
Equity-based compensation expense	32,255	38,595	32,570	70,850	68,344
Loss on extinguishment of debt	36,325	—	—	36,325	—
Amortization of note discounts and issuance costs	6,202	6,830	23,649	13,032	33,480
Other, net	(1,292)	16,807	10,579	15,515	20,563
Changes in operating assets and liabilities	(113,863)	64,962	(75,207)	(48,901)	(35,505)
Net cash provided by operating activities	404,098	473,224	294,545	877,322	743,542
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(36,513)	(41,979)	(28,143)	(78,492)	(77,597)
Net (purchase) sale of available-for-sale securities	(1,990,928)	431,750	39,202	(1,559,178)	10,999
(Issuance) repayment of notes receivable	(500)	—	8,082	(500)	8,082
Transfers of restricted cash and investments	465	(5,219)	—	(4,754)	—
Other, net	259	(7,800)	(4,746)	(7,541)	(6,246)
Net cash (used for) provided by investing activities	(2,027,217)	376,752	14,395	(1,650,465)	(64,762)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations and payments for debt issuance costs	(1,616,270)	(371)	(28,374)	(1,616,641)	(28,470)
Treasury stock purchases	(67,668)	(1,854)	(12,798)	(69,522)	(111,183)
Dividends paid	(48,397)	(48,052)	(47,896)	(96,449)	(95,555)
Reissuance of treasury stock related to employee stock purchase plan	—	19,320	—	19,320	19,245
Proceeds from issuance of common stock	3,121	1,459	1,173	4,580	1,550
Other, net	(44)	(10)	2,159	(54)	5,431
Net cash used for financing activities	(1,729,258)	(29,508)	(85,736)	(1,758,766)	(208,982)
Effect of exchange rate changes on cash and cash equivalents	(5,364)	1,911	344	(3,453)	(3,464)
Net (decrease) increase in cash and cash equivalents	(3,357,741)	822,379	223,548	(2,535,362)	466,334
Cash and cash equivalents at beginning of period	5,861,701	5,039,322	1,744,325	5,039,322	1,501,539
Cash and cash equivalents at end of period	$2,503,960	$5,861,701	$1,967,873	$2,503,960	$1,967,873

Lam Announces Financial Results for the December 2016 Quarter

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 25, 2016	September 25, 2016
Revenue	$1,882,299	$1,632,419
Gross margin	$874,174	$737,447
Gross margin as percentage of revenue	46.4%	45.2%
Operating expenses	$384,241	$371,634
Operating income	$489,933	$365,813
Operating margin as a percentage of revenue	26.0%	22.4%
Net income	$405,190	$322,074
Net income per diluted share	$2.24	$1.81
Shares used in per share calculation - diluted	180,613	177,628
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and U.S. GAAP number of dilutive shares to Non-GAAP number of dilutive shares
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 25, 2016	September 25, 2016
U.S. GAAP net income	$332,791	$263,835
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	21,250	21,250
Product rationalization - cost of goods sold	6,127	—
Costs associated with campus consolidation - research and development	995	2,561
Product rationalization - research and development	1,650	—
Amortization related to intangible assets acquired in Novellus transaction - selling, general and administrative	16,083	16,083
KLA-Tencor acquisition-related costs - selling, general and administrative	—	9,972
Litigation settlement - selling general and administrative	4,000	—
KLA-Tencor acquisition funding interest expense, net - other expense, net	2,682	17,709
Amortization of note discounts - other expense, net	5,671	5,913
Costs related to early termination of KLA-Tencor acquisition funding - other expense, net	34,518	—
Net income tax benefit on non-GAAP items	(20,577)	(15,249)
Non-GAAP net income	$405,190	$322,074
Non-GAAP net income per diluted share	$2.24	$1.81
U.S. GAAP number of shares used for per diluted share calculation	183,543	180,017
Effect of convertible note hedge	(2,930)	(2,389)
Non-GAAP number of shares used for per diluted share calculation	180,613	177,628

Lam Announces Financial Results for the December 2016 Quarter

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 25, 2016	September 25, 2016
U.S. GAAP gross margin	$846,797	$716,197
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction	21,250	21,250
Product rationalization	$6,127	$—
Non-GAAP gross margin	$874,174	$737,447
U.S. GAAP gross margin as a percentage of revenue	45.0%	43.9%
Non-GAAP gross margin as a percentage of revenue	46.4%	45.2%
U.S. GAAP operating expenses	$406,969	$400,250
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction	(16,083)	(16,083)
KLA-Tencor acquisition-related costs	—	(9,972)
Costs associated with campus consolidation	(995)	(2,561)
Product rationalization	(1,650)	—
Litigation settlement	(4,000)	—
Non-GAAP operating expenses	$384,241	$371,634
Non-GAAP operating income	$489,933	$365,813
GAAP operating margin as percent of revenue	23.4%	19.4%
Non-GAAP operating margin as a percent of revenue	26.0%	22.4%